Exhibit 10.1

Certain identified information marked with [***] has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

IONQ, INC.

PERFORMANCE-BASED AWARD GRANT NOTICE

(2021 EQUITY INCENTIVE PLAN)

IonQ, Inc. (the “Company”) has awarded to you (the “Participant”) the number of performance-based restricted stock units (“PSUs”) specified and on the terms set forth below in consideration of your services (the “PSU Award”). Your PSU Award is subject to all of the terms and conditions as set forth in this PSU Award Grant Notice (including Exhibit A attached hereto) (the “Grant Notice”) and in the IonQ, Inc. 2021 Equity Incentive Plan (the “Plan”) and the Award Agreement (the “Agreement”), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Target Number of PSUs (“Target PSUs”):
Maximum Number of PSUs (“Maximum PSUs”):

Vesting Schedule:	This PSU Award shall vest in accordance with the vesting conditions provided in Exhibit A attached hereto. Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full- and part-time status and/or in the event Participant is on an approved leave of absence in accordance with the Company’s policies relating to work schedules and vesting of awards or as determined by the Board.

Issuance Schedule:	One share of Common Stock will be issued at the time set forth in Section 5 of the Agreement for each PSU that vests.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•

The PSU Award is governed by this Grant Notice, and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice (including Exhibit A attached hereto) and the Agreement (together, the “PSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•

To the fullest extent permitted under the Plan and applicable law, any Withholding Taxes (as defined in the Agreement) applicable to the PSU Award will be satisfied through the sale of a number of the shares of Common Stock issuable in settlement of the PSU Award as determined in accordance with Section 4 of the Agreement and the remittance of the cash proceeds to the Company. Under the Agreement, the Company or, if different, your employer is authorized and directed by you to make payment from the cash proceeds of this sale directly to the appropriate tax or social security authorities in an amount equal to the taxes required to be remitted. You acknowledge and agree that, as a result of your authorization, the Company will have the authority to administer the Mandatory Sell to Cover (as defined in the Agreement) in connection with your receipt of this PSU Award.

•

You acknowledge that you are familiar with and agree to continued compliance with the mutual promises and covenants contained in the Employee Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement that you were required, as a condition of your employment by the Company, to execute.

•

The PSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this PSU Award.

By accepting this PSU Award, the Participant acknowledges having received and read the Grant Notice, the Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. The Participant consents to receive the Plan and related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

IONQ, INC.:	PARTICIPANT:

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:	Exhibit A, Award Agreement, IonQ, Inc. 2021 Equity Incentive Plan

EXHIBIT A

This Exhibit A forms part of the PSU Award Grant Notice to which it is attached and all references to “Grant Notice” in the PSU Award Grant Notice and the Agreement shall include both the PSU Award Grant Notice and this Exhibit A.

1. DEFINITIONS.

(i) [***]

(ii) “Certified PSUs” means the sum of the following: (A) the [***] Earned PSUs (as defined and determined in accordance with Section 3(c) of this Exhibit A) plus (B) the [***] Earned PSUs (as defined and determined in accordance with Section 4(c) of this Exhibit A), subject to the terms of Section 2 of this Exhibit A.

(iii) “Committee” has the meaning ascribed to the term in the Plan, except that after a Change in Control, it shall refer to one or more members of the successor board of directors or other persons designated by the Board or Compensation Committee prior to such Change in Control.

(iv) “Employee Service” means your Continuous Service as an Employee to the Company (and any successor) or an Affiliate.

(v) “Fiscal Year” means the applicable fiscal year of the Company and its consolidated subsidiaries, which period shall be the 12-month period ending on December 31 of such year. Accordingly, references herein to a Fiscal Year (e.g., “Fiscal Year 2023”) refer to the Fiscal Year ending on December 31 of such year.

(vi) “Good Reason” means, with respect to you, any of the following conditions or actions taken by the Company without Cause and without your consent: (i) a material breach by the Company of an agreement between you and the Company; (ii) the Company materially reduces your base salary or the target percentage eligibility established for your annual bonus, in either case by ≥10%, other than any Company-wide reduction in compensation of employees; (iii) the Company materially reduces your duties, authority or responsibilities relative to your duties, authority or responsibilities in effect immediately prior to such reduction; provided, however, that the mere conversion of the Company to a subsidiary, division or unit of an acquiring entity in connection with a Change in Control, or a change in your reporting relationships or title following a Change in Control, will not be deemed a material diminution in and of itself; or (iv) the Company relocates the facility that is your principal place of business with the Company to a location more than fifty (50) miles from the immediately preceding location (excluding regular travel in the ordinary course of business); provided, further, that in each case above, in order for your resignation to be deemed to have been for Good Reason, you must first give the Company written notice of the action or omission giving rise to “Good Reason” within thirty (30) days after the first occurrence thereof; the Company must fail to reasonably cure such action or omission within thirty (30) days after receipt of such notice (the “Cure Period”), and your resignation must be effective not later than thirty (30) days after the expiration of such Cure Period.

(vii) “Involuntary Termination” means the termination of your Employee Service by the Company without Cause or as a result of your resignation for Good Reason (and, in either case, not due to your death or Disability).

(viii) “Performance Metric” means, as applicable, each of the following: (A) the [***] Performance Metric (as defined in Section 3(a) of this Exhibit A) and (B) the [***] Performance Metric (as defined in Section 4(a) of this Exhibit A).

(ix) “Performance Period” means the period commencing on (and including) January 1, 2023, and ending on (and including) December 31, 2026, except as otherwise provided herein.

1.

(x) “Release Condition” means the requirement that you (or your personal representative, if applicable) execute a general waiver and release, in such a form as provided by the Company (the “Release”), within the applicable time period set forth therein, and such Release must become effective in accordance with its terms, which must occur in no event more than 60 days following the applicable termination date.

(xi) [***]

(xii) “Stock Price Hurdle” means $[***] per share (subject to any adjustment as provided in the Plan).

(xiii) “Trading Day” means any day on which the stock exchange or market on which shares of Common Stock are listed is open for trading.

2. NUMBER OF CERTIFIED PSUS AND VESTING DATE.

(a) Number of Certified PSUs.

(i) The Committee shall determine and certify the number of Certified PSUs in accordance with this Section 2; provided, however, that in the event of a Change in Control, the Committee shall make any adjustments to the applicable time period and/or method of calculation that it deems appropriate for purposes of such measurement, including but not limited to adjusting for any ratio due to a Change in Control and any related conversion of Common Stock.

(ii) If (A) the number of Certified PSUs is determined to be less than the Maximum PSUs or (B) either or both of the Performance Metrics are achieved below the threshold levels provided in Sections 3 and 4 below, respectively, you shall have no further right, title or interest in such unvested PSUs or the Common Stock theretofore issuable in respect of such portion of the PSU Award.

(b) Certification Date. The Committee shall determine the number of Certified PSUs as soon as administratively practicable and in no event later than 60 days following the end of the Performance Period (or earlier as otherwise provided herein) (such date of determination and certification, the “Certification Date”).

(c) Vesting Dates. Certified PSUs shall vest in full on the Certification Date. The shares of Common Stock in respect of the vested Certified PSUs shall be issued to you in accordance with the Agreement.

(d) Satisfaction of Stock Price Hurdle. The 60-Trading Day average closing price per share of the Common Stock for the period ending on (and including) the last Trading Day of the Performance Period (the “60-Day Average”) must equal or exceed the Stock Price Hurdle. Notwithstanding the foregoing, in the event that the Performance Period ends prior to December 31, 2026, the 60-Day Average shall instead be calculated based on the 60-Trading Day average closing price per share of the Common Stock for the period ending on (and including) the last Trading Day of such shortened Performance Period, as provided herein. If the 60-Day Average does not equal or exceed the Stock Price Hurdle, the maximum number of PSUs that may be Certified PSUs shall be the number of Target PSUs as listed on the Grant Notice, irrespective of actual Performance Metric achievement levels, except as otherwise provided herein. You shall have no further right, title or interest in such remaining PSUs or the Common Stock theretofore issuable in respect of such portion of the PSU Award.

(e) Acceleration Due to Performance. If the Performance Metrics are both achieved at the maximum achievement levels provided in Sections 3 and 4 below, respectively, on or prior to December 31, 2025, the vesting of the Certified PSUs shall accelerate, such that the Certified PSUs shall fully vest on the Certification Date, which shall occur as soon as practicable and in no event later than 60 days following December 31, 2025. For purposes of determining whether the Stock Price Hurdle has been satisfied, the 60-Day Average shall be calculated based on the 60-Trading Day average closing price per share of the Common Stock for the period ending on (and including) December 31, 2025.

2.

(f) Additional Limitations. If any of the following limitations apply, you shall have no further right, title or interest in such remaining PSUs or the Common Stock issuable in respect of such portion of the PSU Award.

(i) The number of Certified PSUs may not exceed the Maximum PSUs as listed on the Grant Notice.

(ii) If the conditions provided in Section 2(e) are not met such that the acceleration described therein does not apply, the maximum number of PSUs that may be Certified PSUs shall be 2.5 times the number of Target PSUs as listed on the Grant Notice, irrespective of actual Performance Metric achievement levels unless [***], as determined in the sole discretion of the Committee.

3. PERFORMANCE METRIC – [***].

(a) Performance Metric. For purposes of this Section 3, the Performance Metric is [***] (the “[***] Performance Metric”).

(b) Weighting. 50% of the number of PSUs subject to the PSU Award shall be eligible to vest based on the level of achievement of the [***] Performance Metric.

(c) Earned PSUs. The number of PSUs earned shall be based on the level of achievement of the [***] Performance Metric (the “[***] Earned PSUs”) as determined by the Committee in accordance with the following table and subject to any limitations or adjustments from the preceding Section 2, with linear interpolation used to calculate the number of [***] Earned PSUs between the achievement levels set forth below:

Achievement Level	[***] Performance Metric ([***])	Payout Percentage	Number of [***] Earned PSUs (% of Target PSUs)
	Less than [***]	0%	0%
Threshold / Target	[***]	100%	50%
Stretch	[***]	200%	100%
Maximum	Greater than or equal to [***]	300%	150%

[***]

4. PERFORMANCE METRIC – [***].

(a) Performance Metric. For purposes of this Section 4, the Performance Metric is [***], as determined by the Committee in accordance with the Company’s standard practices (the “[***] Performance Metric”).

(b) Weighting. 50% of the number of PSUs subject to the PSU Award shall be eligible to vest based on the level of achievement of the [***] Performance Metric.

(c) Earned PSUs. The number of PSUs earned shall be based on the level of achievement of the [***] Performance Metric (the “[***] Earned PSUs”) as determined by the Committee in accordance with the following table and subject to any limitations or adjustments from the preceding Section 2, with linear interpolation used to calculate the number of [***] Earned PSUs between the achievement levels set forth below:

3.

Achievement Level	[***] Performance Metric	Payout Percentage	Number of [***] Earned PSUs (% of Target PSUs)
Threshold	Less than or equal to [***]	0%	0%
Target	[***]	100%	50%
Stretch	[***]	200%	100%
Maximum	Greater than or equal to [***]	300%	150%

5. TERMINATION OF SERVICE.

(a) Employee Service. Except as otherwise provided herein or determined by the Committee, if your Employee Service ceases prior to the Certification Date, you shall not earn or vest in any portion of the PSU Award, including any portion of the [***] Earned PSUs or the [***] Earned PSUs, and you shall have no further right, title or interest in any unvested PSUs or the Common Stock theretofore issuable in respect of such portion of the PSU Award, unless otherwise provided by the Committee.

(b) Involuntary Termination. Subject to Section 6(c) below and to satisfaction of the Release Condition, in the event that your Employee Service ceases due to an Involuntary Termination prior to the Certification Date, then:

(i) the Committee shall determine, in its sole discretion and as soon as practicable but in no event later than 60 days following such Involuntary Termination, the number of Certified PSUs (A) which shall equal (1) the Target PSUs, if such Involuntary Termination occurs during the first three Fiscal Years of the Performance Period or (2) the number of PSUs determined based on the Committee’s assessment of the projected achievement of the Performance Metrics, if such Involuntary Termination occurs during the fourth Fiscal Year of the Performance Period, and (B) which number shall be pro-rated based on a fraction, (1) the numerator of which is the number of months that you provided Employee Service to the Company from the later of (a) January 1, 2023 or (b) your start date of employment with the Company, in each case through the termination date, and (2) the denominator of which is the number of months from the later of (a) January 1, 2023 or (b) your start date of employment with the Company, in each case through December 31, 2026 (except the conditions of Section 2(d) shall apply and such pro-ration shall not be applicable if the conditions provided in Section 2(e) are met, as of the termination date, such that the acceleration described therein applies);

(ii) the Committee shall determine whether the Stock Price Hurdle in Section 2(d) has been satisfied, with the 60-Day Average calculated based on the 60-Trading Day average closing price per share of the Common Stock for the period ending on (and including) the termination date;

(iii) the date of Committee action shall be the Certification Date for these purposes; and

(iv) such Certified PSUs shall be fully vested as of the Certification Date.

(c) Death or Disability. Subject to Section 6(d) below and to satisfaction of the Release Condition, in the event that your Employee Service ceases due to death or Disability prior to the Certification Date, then (A) the number of Certified PSUs shall be determined on the Certification Date following the end of the Performance Period, as set forth in Section 2(b) above (or sooner, as otherwise provided in this Exhibit A); (B) such Certified PSUs shall become fully vested as of the Certification Date; and (C) the shares of Common Stock in respect of the vested Certified PSUs shall be issued to you (or your personal representative, in the event of your death) in accordance with the Agreement.

4.

6. CHANGE IN CONTROL OF THE COMPANY.

(a) PSU Award Not Assumed. If the surviving corporation or acquiring corporation (or its parent company) in a Change in Control (the “Acquirer”) determines not to assume, substitute for or continue the PSU Award, then (A) the Committee shall determine, in its sole discretion, the number of Certified PSUs (1) based on the Committee’s assessment of the projected achievement of the Performance Metrics and satisfaction of the Stock Price Hurdle, with the 60-Day Average calculated based on the 60-Trading Day average closing price per share of the Common Stock for the period ending on (and including) the effective date of the Change in Control, (2) which number shall be pro-rated based on a fraction, (a) the numerator of which is the number of months that you provided Employee Service to the Company from the later of (i) January 1, 2023 or (ii) your start date of employment with the Company, in each case through the effective date of the Change in Control, and (b) the denominator of which is the number of months from the later of (i) January 1, 2023 or (ii) your start date of employment with the Company, in each case through December 31, 2026 (except such pro-ration shall not be applicable if the conditions provided in Section 2(e) are met such that the acceleration described therein applies); and (B) the date of Committee action shall be the Certification Date for these purposes.

(b) PSU Award Assumed. If the Acquirer assumes, substitutes for or continues the PSU Award then the number of Certified PSUs shall be determined by the Committee at the end of the Performance Period or sooner, pursuant to this Exhibit A.

(c) Involuntary Termination in Connection with Change in Control. If you incur an Involuntary Termination immediately prior to or within 12 months following a Change in Control, then (A) the Committee shall determine the number of Certified PSUs (1) based on the Committee’s assessment of the projected achievement of the Performance Metrics and satisfaction of the Stock Price Hurdle, with the 60-Day Average calculated based on the 60-Trading Day average closing price per share of the Common Stock for the period ending on (and including) the termination date, (2) which number shall be pro-rated based on a fraction, (a) the numerator of which is the number of months that you provided Employee Service to the Company from the later of (i) January 1, 2023 or (ii) your start date of employment with the Company, in each case through the termination date, and (b) the denominator of which is the number of months from the later of (i) January 1, 2023 or (ii) your start date of employment with the Company, in each case through December 31, 2026 (except such pro-ration shall not be applicable if the conditions provided in Section 2(e) are met such that the acceleration described therein applies); and (B) the date of Committee action shall be the Certification Date for these purposes. The Certified PSUs shall become fully vested as of the Certification Date, subject to satisfaction of the Release Condition.

(d) Death or Disability in Connection with Change in Control. If your Employee Service terminates due to death or Disability immediately prior to or within 12 months following the Change in Control, then (A) the number of Certified PSUs shall be determined in accordance with Section 5(c) above, unless previously determined pursuant to Section 2(a) above, and (B) the Certified PSUs shall fully vest as of the Certification Date, subject to satisfaction of the Release Condition.

5.

ATTACHMENT I

IONQ, INC.

AWARD AGREEMENT

(2021 EQUITY INCENTIVE PLAN)

As reflected by your PSU Award Grant Notice (“Grant Notice”), IonQ, Inc. (the “Company”) has granted you a performance-based restricted stock unit award under the IonQ, Inc. 2021 Equity Incentive Plan (the “Plan”) for the number of performance-based restricted stock units (“PSUs”) as indicated in your Grant Notice (the “PSU Award”). The terms of your PSU Award as specified in this Award Agreement for your PSU Award (this “Agreement”) and the Grant Notice together constitute your “PSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your PSU Award are as follows:

1. GOVERNING PLAN DOCUMENT. Your PSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a) Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your PSU Award;

(b) Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the PSU Award; and

(c) Section 8 of the Plan regarding the tax consequences of your PSU Award.

Your PSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the PSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2. GRANT OF THE PSU AWARD. This PSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of PSUs indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein. Any additional PSUs that become subject to the PSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other PSUs covered by your PSU Award.

3. NO STOCKHOLDER RIGHTS. Unless and until such time as shares of Common Stock are issued in settlement of vested PSUs, you will have no ownership of the shares allocated to the PSUs and will have no right to vote such shares. You shall receive no benefit or adjustment to this PSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your PSU Award after such shares have been delivered to you.

4. WITHHOLDING OBLIGATIONS.

(a) You acknowledge that, regardless of any action taken by the Company, or if different, the Affiliate employing or engaging you (the “Employer”), the ultimate liability for all income tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (the “Tax-Related Items”)

1.

is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSU Award, including, but not limited to, the grant of the PSU Award, the vesting of the PSU Award, the issuance of shares in settlement of vesting of the PSU Award, the subsequent sale of any shares of Common Stock acquired pursuant to the PSU Award and the receipt of any dividends or dividend equivalent; and (ii) do not commit to and are under no obligation to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one country, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one country.

(b) On or before the time you receive a distribution of the shares underlying your PSUs, and at any other time as reasonably requested by the Company in accordance with applicable law, you agree to make adequate provision for any sums required to satisfy the withholding obligations of the Company, the Employer or any Affiliate in connection with any Tax-Related Items that arise in connection with the PSU Award (the “Withholding Taxes”). The Company shall arrange a mandatory sale (on your behalf pursuant to your authorization under this section and without further consent) of the shares of Common Stock issued in settlement upon the vesting of your PSUs in an amount necessary to satisfy the Withholding Taxes and shall satisfy the Withholding Taxes by withholding from the proceeds of such sale (the “Mandatory Sell to Cover”). You hereby acknowledge and agree that the Company shall have the authority to administer the Mandatory Sell to Cover arrangement in its sole discretion with a registered broker-dealer that is a member of the Financial Industry Regulatory Authority as the Company may select as the agent (the “Agent”) who will sell on the open market at the then prevailing market price(s), as soon as practicable on or after each date on which your PSUs vest and the shares underlying such PSUs are distributed, the number (rounded up to the next whole number) of the shares of Common Stock to be delivered to you in connection with the vesting and settlement of the PSUs sufficient to generate proceeds to cover (i) the Withholding Taxes that you are required to pay pursuant to the Plan and this Agreement as a result of the vesting and settlement of the PSUs and (ii) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto any remaining funds shall be remitted to you.

(c) If, for any reason, such Mandatory Sell to Cover does not result in sufficient proceeds to satisfy the Withholding Taxes, or if such Mandatory Sell to Cover is not permitted by applicable law, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to the PSU Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or the Employer; (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); or (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your PSUs with a fair market value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that shares of Common Stock shall not be withheld with a value exceeding the maximum amount of tax required to be withheld by applicable law (or such lesser amount as may be necessary to avoid classification of the PSU Award as a liability for financial accounting purposes); and to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or Compensation Committee of the Board.

(d) Unless the tax withholding obligations of the Company and/or any Affiliate with respect to the Tax-Related Items are satisfied, the Company shall have no obligation to deliver to you any Common Stock.

(e) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Tax-Related Items was greater than the amount withheld by the Company or your Employer, you agree to indemnify and hold the Company and your Employer harmless from any failure by the Company or your Employer to withhold the proper amount.

(f) You acknowledge and agree that, as a result of your authorization under this section and without further consent, the Company will have the authority to administer the Mandatory Sell to Cover pursuant to the terms of the PSU Award.

2.

(g) The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts, or other applicable withholding rates, including maximum applicable rates in your jurisdiction(s). If the maximum rate is used, any over-withheld amount may be refunded to you in cash by the Company or Employer (with no entitlement to the equivalent in shares of Common Stock), or if not refunded, you may seek a refund from the local tax authorities. You must pay to the Company and/or the Employer any amount of Tax-Related Items that the Company and/or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described.

5. DATE OF ISSUANCE.

(a) The issuance of shares in respect of the PSUs is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Tax-Related Items set forth in Section 4 of this Agreement, in the event one or more PSUs vests, the Company shall issue to you one (1) share of Common Stock for each PSU that vests on the applicable vesting date(s) (subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”

(b) Notwithstanding the foregoing, if (i) selling shares of the Common Stock in the public market on the Original Issuance Date to satisfy your tax withholding obligation in accordance with Section 4 of this Agreement is prohibited for any reason, and (ii) the Company elects not to instead satisfy its tax withholding obligations by withholding shares from your distribution, then such shares shall not be delivered on such Original Issuance Date and shall instead be delivered to you on the earliest of: (1) the first date that you are not prohibited from selling shares of the Common Stock in the open market, or (2) such earlier date that the Company elects to satisfy its tax withholding obligation by withholding shares from your distribution; provided, however, that notwithstanding the foregoing, in no event will the shares be delivered to you any later than: (A) December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or (B) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this PSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) In addition and notwithstanding the foregoing, no shares of Common Stock issuable to you under this Section 5 as a result of the vesting of one or more PSUs will be delivered to you until any filings that may be required pursuant to the Hart-Scott-Rodino (“HSR”) Act in connection with the issuance of such shares have been filed and any required waiting period under the HSR Act has expired or been terminated (any such filings and/or waiting period required pursuant to HSR, the “HSR Requirements”). If the HSR Requirements apply to the issuance of any shares of Common Stock issuable to you under this Section 5 upon vesting of one or more PSUs, such shares of Common Stock will not be issued on the Original Issuance Date and will instead be issued on the first business day on or following the date when all such HSR Requirements are satisfied and when you are permitted to sell shares of Common Stock on an established stock exchange or stock market, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities. Notwithstanding the foregoing, the issuance date for any shares of Common Stock delayed under this Section 5(c) shall in no event be later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), unless a later issuance date is permitted without incurring adverse tax consequences under Section 409A of the Code or other applicable law.

(d) The form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

6. TRANSFERABILITY. Except as otherwise provided in the Plan, your PSU Award is not transferable, except by will or by the applicable laws of descent and distribution.

7. CORPORATE TRANSACTION. Your PSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

3.

8. NO LIABILITY FOR TAXES. As a condition to accepting the PSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the PSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the PSU Award and have either done so or knowingly and voluntarily declined to do so.

9. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

11. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your PSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

4.

Attachment II

2021 EQUITY INCENTIVE PLAN